UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 21, 2016

Cott Corporation

(Exact name of registrant as specified in its charter)

Canada	001-31410	98-0154711
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

6525 Viscount Road Mississauga, Ontario, Canada		L4V1H6

5519 West Idlewild Avenue Tampa, Florida, United States		33634
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (905) 672-1900 (813) 313-1800

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Certain Information from the Offering Memorandum Related to the Notes

This Current Report on Form 8-K (this “Current Report”) is being filed to, among other things, include certain information from the preliminary offering memorandum dated June 13, 2016 related to the offering by Cott Finance Corporation, a corporation organized under the laws of Canada and a wholly owned subsidiary of Cott Corporation (the “Company”), of €450 million in aggregate principal amount of 5.50% Senior Notes due 2024 (the “Notes”), which is filed as Exhibit 99.1 hereto. The net proceeds of the Notes offering will be used to finance a portion of the purchase price for the previously announced proposed acquisition (the “Eden Acquisition”) of Hydra Dutch Holdings 1 B.V. (“Eden Holdings”) by Carbon Acquisition Co B.V., a wholly owned subsidiary of the Company, pursuant to that certain Share Purchase Agreement, dated as of June 7, 2016, to repay a portion of the outstanding indebtedness of Eden Holdings’ subsidiaries and to pay certain related fees and expenses. The closing of the Eden Acquisition is subject to the satisfaction of certain conditions.

Exhibit 99.1 includes certain financial information of Hydra Dutch Holdings 2 B.V. (“Eden”), a wholly owned subsidiary of Eden Holdings. The Company believes that the only material differences between the financial information of Eden Holdings and that of Eden relate to additional cash and cash equivalents held in Eden Holdings and intercompany transactions that are either substantially eliminated on consolidation or will be settled concurrent with the closing of the Eden Acquisition.

Financial Information of Eden Holdings

This Current Report is being filed to, among other things, include certain financial information relating to the Eden Acquisition. This Current Report includes (i) the unaudited pro forma condensed combined financial information as of and for the three months ended April 2, 2016 and for the year ended January 2, 2016; (ii) the audited consolidated financial statements of Eden Holdings as of and for the years ended December 31, 2015 and 2014 and for the successor period from October 1, 2013 through December 31, 2013 and the audited combined financial statements for the predecessor period from January 1, 2013 through September 30, 2013; and (iii) the unaudited condensed consolidated financial statements of Eden Holdings as of and for the three months ended March 31, 2016 and for the three months ended March 31, 2015, attached hereto as Exhibits 99.2, 99.3 and 99.4, respectively.

The audited and unaudited consolidated and combined financial statements of Eden Holdings included in Exhibits 99.3 and 99.4 hereto and the audited and unaudited consolidated financial information of Eden included in Exhibit 99.1 hereto have been prepared in accordance with International Financial Reporting Standards (“IFRS”) as issued by the International Accounting Standards Board (“IASB”) and not U.S. generally accepted accounting principles (“GAAP”). IFRS differs in certain respects from GAAP.

In addition to the financial information presented in Exhibits 99.3 and 99.4 under IFRS, Exhibits 99.3 and 99.4 contain a “non-IFRS financial measure,” that is, a financial measure that either excludes or includes amounts that are not excluded or included in the most directly comparable measure calculated and presented in accordance with IFRS. Specifically, Exhibits 99.3 and 99.4 reference the non-IFRS measure “Operating EBITDA,” which is calculated as earnings before other operating expenses, interest, taxes, depreciation and amortization paid to shareholders. Operating EBITDA should not be considered as an alternative to, or more meaningful than, net loss as a measure of operating performance. Since it is not a measure determined in accordance with IFRS and is thus susceptible to varying interpretations and calculations, Operating EBITDA may not be comparable to other similarly titled measures of other companies. For a reconciliation of Operating EBITDA to net loss, see Exhibits 99.3 and 99.4.

The unaudited pro forma condensed combined financial information included herein in Exhibit 99.2 is derived from the historical financial statements of the Company and Eden Holdings and the unaudited pro forma condensed combined financial information included herein in Exhibit 99.1 is derived from the historical financial statements of the Company and Eden, each adjusted to give effect to the Eden Acquisition, the repayment of certain of the outstanding indebtedness of Eden Holdings’ subsidiaries, the issuance of the Notes and the use of proceeds therefrom, additional borrowings under the Company’s asset based lending (“ABL”) credit facility in the amount of approximately $71 million and the payment of certain related fees and expenses (collectively, the “Transactions”). The unaudited pro forma condensed combined balance sheet as of April 2, 2016 gives effect to the Transactions as if they had occurred on April 2, 2016. The unaudited pro forma condensed combined statement of operations data for the three months ended April 2, 2016 and the year ended January 2, 2016 assume that the Transactions were consummated on January 4, 2015.

The Company assessed the need to make certain adjustments to Eden Holdings’ and Eden’s historical financial statements prepared under IFRS to conform to GAAP and noted no significant adjustments were needed for the periods covered by the unaudited pro forma condensed combined financial information. Certain historical financial information of Eden Holdings and Eden have been reclassified to conform to the presentation of historical financial information of the Company in the pro forma financial statements. However, the unaudited pro forma financial statements may not reflect all the adjustments necessary to conform the accounting policies of Eden Holdings or Eden, as applicable, to those of the Company as the Company is still in the process of conforming the accounting policies of Eden Holdings and Eden to those of the Company.

The pro forma adjustments are preliminary and have been made solely for informational purposes. As a result, the pro forma condensed combined financial information is not intended to represent and does not purport to be indicative of what the Company’s financial condition or results of operations would have been had the Transactions occurred at an earlier date. In addition, the pro forma condensed combined financial information does not purport to project the future financial condition and results of operations of the Company. The actual results of the Company may differ significantly from those reflected in the pro forma condensed combined financial information.

Forward-Looking Statements

This Current Report contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including, but not limited to, statements regarding the proposed Eden Acquisition, the Notes offering and the expected additional borrowings under the Company’s ABL credit facility. Forward-looking statements involve inherent risks and uncertainties, many of which are beyond the Company’s control. The Company cautions you that a number of important factors could cause actual results to differ materially from those contained in any such forward-looking statement. The forward-looking statements are based on assumptions regarding management’s current plans and estimates. Management believes these assumptions to be reasonable but there is no assurance that they will prove to be accurate. Factors that could cause actual results to differ materially from those described in this Current Report include those risks and uncertainties indicated from time to time in the Company’s filings with the Securities and Exchange Commission (the “SEC”). Readers are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date hereof. Readers are urged to carefully review and consider the various disclosures, including but not limited to risk factors contained in the Company’s Annual Report on Form 10-K and its quarterly reports on Form 10-Q, as well as other periodic reports filed with the SEC. The Company does not undertake to update or revise any of these statements in light of new information or future events, except as expressly required by applicable law.

Item 9.01 Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The (i) audited consolidated financial statements of Eden Holdings as of and for the years ended December 31, 2015 and 2014 and for the successor period from October 1, 2013 through December 31, 2013 and the audited combined financial statements for the predecessor period from January 1, 2013 through September 30, 2013; and (ii) unaudited condensed consolidated financial statements of Eden Holdings as of and for the three months ended March 31, 2016 and for the three months ended March 31, 2015, are attached hereto as Exhibits 99.3 and 99.4, respectively, and are incorporated in their entirety herein by reference.

(b)	Pro Forma Financial Information

Unaudited pro forma condensed combined financial information as of and for the three months ended April 2, 2016 and for the year ended January 2, 2016 is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

(d)	Exhibits

Exhibit No.	Description

23.1	Consent of Kesselman & Kesselman.

99.1	Certain information from the preliminary offering memorandum dated June 13, 2016 related to the 5.50% Senior Notes due 2024.

99.2	Unaudited pro forma condensed combined financial information as of and for the three months ended April 2, 2016 and for the year ended January 2, 2016.

99.3	Audited consolidated financial statements of Hydra Dutch Holdings 1 B.V. as of and for the years ended December 31, 2015 and 2014 and for the successor period from October 1, 2013 through December 31, 2013 and the audited combined financial statements for the predecessor period from January 1, 2013 through September 30, 2013.

99.4	Unaudited condensed consolidated financial statements of Hydra Dutch Holdings 1 B.V. as of and for the three months ended March 31, 2016 and for the three months ended March 31, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cott Corporation
(Registrant)

By:	/s/ Marni Morgan Poe
Marni Morgan Poe
Vice President, General Counsel and Secretary

June 21, 2016

EXHIBIT INDEX

Exhibit No.	Description

23.1	Consent of Kesselman & Kesselman.
99.1	Certain information from the preliminary offering memorandum dated June 13, 2016 related to the 5.50% Senior Notes due 2024.
99.2	Unaudited pro forma condensed combined financial information as of and for the three months ended April 2, 2016 and for the year ended January 2, 2016.
99.3	Audited consolidated financial statements of Hydra Dutch Holdings 1 B.V. as of and for the years ended December 31, 2015 and 2014 and for the successor period from October 1, 2013 through December 31, 2013 and the audited combined financial statements for the predecessor period from January 1, 2013 through September 30, 2013.
99.4	Unaudited condensed consolidated financial statements of Hydra Dutch Holdings 1 B.V. as of and for the three months ended March 31, 2016 and for the three months ended March 31, 2015.

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